Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial statements are based on Lakeshore’s historical financial statements for the nine months ended September 30, 2022 and for the period from January 6, 2021 (inception) through December 31, 2021 and ProSomnus’s historical consolidated financial statements for the nine months ended September 30, 2022 and for the year ended December 31, 2021, adjusted to give effect to the Business Combination, equity investments in the form of non-redeeming public shares and PIPE investments, and the convertible notes facilities.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022 combines the unaudited condensed historical balance sheet of Lakeshore as of September 30, 2022 with the unaudited historical condensed consolidated balance sheet of ProSomnus as of September 30, 2022, giving effect to the Business Combination, equity investments in the form of non-redeeming public shares and PIPE investments, and the convertible notes facilities, as if they had been consummated as of that date.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 combines the unaudited historical condensed statement of operations of Lakeshore for the nine months ended September 30, 2022 and the audited historical statement of operations of Lakeshore for the period from January 6, 2021 (inception) through December 31, 2021 with the unaudited historical condensed consolidated statement of operations of ProSomnus for the nine months ended September 30, 2022 and the audited historical consolidated statement of operations of ProSomnus for the year ended December 31, 2021, giving effect to the Business Combination, equity investments in the form of non-redeeming public shares and PIPE investments, and the convertible notes facilities, as if they had occurred as of January 1, 2021.

Notwithstanding the legal form of the Business Combination, the Business Combination will be accounted for as a reverse recapitalization in accordance with US GAAP. Under this method of accounting, Lakeshore will be treated as the acquired company and ProSomnus will be treated as the acquirer for financial statement reporting purposes.

The historical financial information has been adjusted to give pro forma effect to events that relate to material financing transactions consummated after September 30, 2022 through the date hereof. The pro forma adjustments that are directly attributable to the Business Combination, equity investments in the form of non-redeeming public shares and PIPE investments, and convertible notes facilities are factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, are expected to have a continuing impact on the results of the combined company.

The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination, equity investments in the form of non-redeeming public shares and PIPE investments, and the convertible notes facilities.

The unaudited pro forma condensed combined financial information is for illustrative purposes only.

The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Lakeshore and ProSomnus have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information has been prepared solely assuming the most likely scenario (Up-to-Date scenario) based on the latest information on the agreements among parties regarding non-redeeming public shares and PIPE investment, etc.:

•	Non-redeeming shareholders will retain an aggregate of 458,856 shares, and receive an aggregate of 340,085 bonus shares;

•	New PIPE investors will receive 1,020,000 shares at $10.00 per share, and receive an aggregate of 771,135 bonus shares;

•	574,035 founder shares will be transferred to non-redeeming shareholders and new PIPE investors, as a source of bonus shares.

•	Underwriters and convertible notes placement agents will totally forfeit $1,640,010 of compensation in exchange of new issuance of 164,010 shares as a source of bonus shares, to be issued to non-redeeming shareholders and new PIPE investors.

•	Source of bonus shares also include new issuance of shares up to 574,035 shares to match the number of founder shares transferred. According to latest information, an aggregate of 373,175 shares will be issued (and remaining 200,860 shares are not determined by the date hereof).

Based on the above, the pro forma outstanding shares of PubCo ordinary shares immediately after the Business Combination is as follows:

	Pro Forma Combined
	Up-to-date
	Scenario
	Number of Shares	%
Non-redeeming public shareholders	798,941	4.9%
New PIPE investors	1,791,135	11.0%
New shares for 300 round lot requirement	57,740	0.4%
Sponsor shares and private shares holders	1,054,390	6.5%
Former ProSomnus shareholders	11,300,000	69.4%
Shares issued to underwriters and debt placement agents	975,000	6.0%
Cohanzick Management, LLC (for senior notes backstopping)	50,000	0.3%
Bonus shares for Junior Notes buyers	250,000	1.5%
Total shares outstanding	16,277,206	100.0%

The historical financial information of Lakeshore was derived from the unaudited condensed financial statements of Lakeshore as of and for the nine months ended September 30, 2022 and the audited condensed financial statements of Lakeshore as of December 31, 2021 and for the period from January 6, 2021 (inception) through December 31, 2021. The historical financial information of ProSomnus was derived from the unaudited condensed consolidated financial statements of ProSomnus for the nine months ended September 30, 2022 and the audited consolidated financial statements of ProSomnus for the year ended December 31, 2021.

Lakeshore is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination and the related transactions. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

The Business Combination has not been consummated as of the date of the preparation of these pro forma financial statements and there can be no assurances that the merger will be consummated.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2022

			Up-to-date
			Scenario
			Transaction
			Accounting
	ProSomnus	Lakeshore	Adjustments		Pro Forma
	(Historical)	(Historical)	(Note 2)		Combined
ASSETS
Cash and cash equivalents	$2,160,803	$150,923	$29,144,536	A	$28,906,746
			(24,591,952)	C
			30,000,000	D
			(4,271,046)	E
			(200,000)	F
			(310,000)	G
			(1,759,377)	H
			(4,471,165)	I
			(147,249)	J
			(110,959)	K
			(1,977,592)	L
			(5,487,576)	M
			10,200,000	T
			577,400	Y
Accounts receivable	2,341,057	-	-		2,341,057
Inventory	405,705	-	-		405,705
Prepaid expenses and other current assets	421,105	135,000	-		556,105
Marketable securities held in Trust Account	-	29,144,536	(29,144,536)	A	-
Total current assets	5,328,670	29,430,459	(2,549,516)		32,209,613
Property and equipment, net	1,035,053	-	-		1,035,053
Right-of-use assets, net	3,820,770	-	-		3,820,770
Deferred financing costs	1,807,626	-	-		1,807,626
Other assets	262,914	-	-		262,914
Total assets	$12,255,033	$29,430,459	$(2,549,516)		$39,135,976
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$3,150,787	$-	$-		$3,150,787
Note payable to related party	-	200,000	(200,000)	F	-
Note payable to third party	-	310,000	(310,000)	G	-
Accrued compensation	2,269,586	-	-		2,269,586
Other accrued expenses	1,398,434	32,538	-		1,430,972
Revolving line of credit	1,759,377	-	(1,759,377)	H	-
Current portion of subordinated loan and security agreement	1,454,914	-	(1,454,914)	I	-
Current portion of equipment financing obligation	60,008	-	-		60,008
Current portion of finance lease liabilities	1,160,737	-	-		1,160,737
Current portion of operating lease liabilities	224,904	-	-		224,904
Commission settlement	147,249	-	(147,249)	J	-
Liability for subscription agreement	1,225,000	-	(1,225,000)	P	-
Total current liabilities	12,850,996	542,538	(5,096,540)		8,296,994
Senior-Junior Convertible notes	-	-	30,000,000	D	21,005,336
			(1,800,000)	W
			(2,500,000)	Z
			(500,000)	A-A
			(4,194,664)	A-B
Subordinated loan and security agreement, net of current portion	3,016,251	-	(3,016,251)	I	-
Equipment financing obligation, net of current portion	199,008	-	-		199,008
Finance lease liabilities, net of current portion	1,588,652	-	-		1,588,652
Operating lease liabilities, net of current portion	84,611	-	-		84,611
Subordinated notes	7,644,892	-	(7,644,892)	R	-
Unsecured subordinated promissory notes (Bridge loan)	2,757,107	-	(2,757,107)	K, Q	-
Secured subordinated loans (Bridge loan)	1,977,592	-	(1,977,592)	L	-
Accrued interest	5,487,576	-	(5,487,576)	M	-
Warrant liability	583,000	-	(583,000)	N	-
Total liabilities	36,189,685	542,538	(5,557,622)		31,174,601
Commitments and contingencies
Preferred stock	38,634,547	-	(38,634,547)	O	-
Common stock subject to possible redemption	-	29,144,536	(29,144,536)	B	-
Stockholders' equity
Ordinary shares, $0.0001 par value	-	163	-		163
New issuance of ordinary shares, 0.0001 par value	-	-	286	B	1,463
			(240)	C
			6	N
			607	O
			12	P
			26	Q
			76	R
			402	S
			102	T
			16	U
			63	V
			18	W
			16	X
			6	Y
			25	Z
			5	A-A
			37	A-C
ProSomnus common stock, $ 0.0001 par value	2,477	-	(2,477)	P	-
Additional paid-in capital	150,430,939	132,444	29,144,250	B	224,351,164
			(24,591,712)	C
			(2,522,346)	E
			582,994	N
			38,633,940	O
			1,224,988	P
			2,646,122	Q
			7,644,816	R
			2,075	S
			10,199,898	T
			1,640,084	U
			6,309,837	V
			(6,309,900)	V
			1,799,982	W
			1,640,084	X
			(1,640,100)	X
			577,394	Y
			2,499,975	Z
			499,995	A-A
			4,194,664	A-B
			3,731,713	A-C
			(3,731,750)	A-C
			544,240	A-D
			(544,240)	A-D
			(389,222)	A-E
Accumulated deficit	(213,002,615)	(389,222)	389,222	A-E	(216,391,415)
			(1,748,700)	E
			(1,640,100)	U
Total stockholders equity	(62,569,199)	(256,615)	70,787,189		7,961,375
Total liabilities and stockholders' equity	$12,255,033	$29,430,459	$(2,549,516)		$39,135,976

See accompanying notes to the unaudited pro forma combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2022

			Up-to-date
			Scenario
			Transaction
			Accounting
	ProSomnus	Lakeshore	Adjustments		Pro Forma
	(Historical)	(Historical	(Note 2)		Combined
Revenue
Revenue, net	$13,601,031	$-	$-		$13,601,031
Cost of Revenue	6,440,475	-	-		6,440,475
Gross Profit	7,160,556	-	-		7,160,556
Operating Expenses
Research and development	1,915,521	-	-		1,915,521
Sales and marketing	6,450,173	-	-		6,450,173
General and administrative	4,213,458	376,626	-		4,590,084
Total operating expenses	12,579,152	376,626	-		12,955,778
Operating loss	(5,418,596)	(376,626)	-		(5,795,222)
Other income (expense)
Interest expense/income	(3,714,777)	287,029	3,415,020	AA	(5,074,239)
			(287,029)	CC
			(1,124,989)	DD
			(1,671,491)	EE
			(1,978,002)	FF
Change in fair value of warrant liability	(20,756)	-	20,756	BB	-
Loss on extinguishment of debt	(192,731)	-	-		(192,731)
Total other income (expense)	(3,928,264)	287,029	(1,625,735)		(5,266,970)
Loss before income taxes	(9,346,860)	(89,597)	(1,625,735)		(11,062,192)
Provision for income taxes	(6,480)	-	-		(6,480)
Net loss	$(9,353,340)	$(89,597)	$(1,625,735)		$(11,068,672)
Net loss per share, basic and diluted	$(0.38)				$(0.67)
Weighted average shares outstanding, basic and diluted	24,611,666		14,648,781	GG	16,583,647
			306,441	FF
Net income per share, redeemable ordinary shares-basic and diluted		$0.02
Weighted average shares outstanding, redeemable ordinary shares-basic and diluted		5,314,261
Net loss per share, non-redeemable ordinary shares-basic and diluted		$(0.11)
Weighted average shares outstanding, non-redeemable ordinary shares-basic and diluted		1,628,425

See accompanying notes to the unaudited pro forma combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

			Up-to-date
			Scenario
			Transaction
			Accounting
	ProSomnus	Lakeshore	Adjustments		Pro Forma
	(Historical)	(Historical)	(Note 2)		Combined
Revenue
Revenue, net	$14,074,649	$-	$-		$14,074,649
Cost of Revenue	6,764,319	-	-		6,764,319
Gross Profit	7,310,330	-	-		7,310,330
Operating Expenses
Research and development	1,889,208	-	-		1,889,208
Sales and marketing	5,776,084	-	-		5,776,084
General and administrative	4,459,924	301,591	3,388,800	HH	8,150,315
Total operating expenses	12,125,216	301,591	3,388,800		15,815,607
Operating loss	(4,814,886)	(301,591)	(3,388,800)		(8,505,277)
Other income (expense)
Interest expense/income	(3,245,220)	1,966	2,910,303	AA	(8,019,562)
			(1,966)	CC
			(1,499,985)	DD
			(2,228,655)	EE
			(3,956,005)	FF
Forgiveness of PPP loans	2,281,262	-	-		2,281,262
Change in fair value of warrant liability	(190,911)	-	190,911	BB	-
Total other income (expense)	(1,154,869)	1,966	(4,585,397)		(5,738,300)
Loss before income taxes	(5,969,755)	(299,625)	(7,974,197)		(14,243,577)
Provision for income taxes	(7,652)	-	-		(7,652)
Net loss	$(5,977,407)	$(299,625)	$(7,974,197)		$(14,251,229)
Net loss per share, basic and diluted	$(0.24)				$(0.88)
Weighted average shares outstanding, basic and diluted	24,404,871		14,648,781	GG	16,208,868
			111,433	FF
Net income per share, redeemable ordinary shares-basic and diluted		$0.38
Weighted average shares outstanding, redeemable ordinary shares-basic and diluted		3,020,358
Net loss per share, non-redeemable ordinary shares-basic and diluted		$(1.01)
Weighted average shares outstanding, non-redeemable ordinary shares-basic and diluted		1,448,654

See accompanying notes to the unaudited pro forma combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, Lakeshore will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on ProSomnus’s stockholders being expected to comprise 69.4% of the voting power of PubCo under the most likely (up-to-date) scenario, directors appointed by ProSomnus constituting seven of the seven members of the PubCo’s board of directors, ProSomnus’s operations prior to the acquisition comprising the only ongoing operations of PubCo, and ProSomnus’s senior management comprising all of the senior management of PubCo.

Accordingly, for accounting purposes, the financial statements of PubCo will represent a continuation of the financial statements of ProSomnus with the Business Combination treated as the equivalent of ProSomnus issuing stock for the net assets of Lakeshore, accompanied by a recapitalization. The net assets of Lakeshore will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of ProSomnus in future reports of PubCo.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022 gives pro forma effect to the Business Combination and the other events contemplated by the Merger Agreement as if they had been consummated on September 30, 2022. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 and for the nine months ended September 30, 2022 give pro forma effect to the Business Combination and the other transactions contemplated by the Merger Agreement as if they had been consummated on January 1, 2021.

As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented as additional information becomes available. Management considers this basis of presentation to be reasonable under the circumstances.

One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the closing of the Business Combination are reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to PubCo’s additional paid-in capital or accumulated deficit, and are assumed to be either cash settled or in the form of receiving new equities of PubCo.

2. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2022 are as follows:

(A)	Reflects the liquidation and reclassification of $29,144,536 of cash and marketable securities held in the Trust Account to cash and cash equivalents that becomes available for general use by PubCo following the Closing.

(B)	Reflects the reclassification of Lakeshore ordinary shares subject to possible redemption to permanent equity immediately prior to the Closing.

(C)	Reflects the redemption of an aggregate of 2,402,027 ordinary shares at $10.238 per share as of the November 30, 2022. As a result, funds held in trust account decreased by $24,591,952; both the final redeemed shares and funds held in trust are subject to changes at the closing date.

(D)	Reflects the net cash proceeds from Senior and Junior convertible notes facilities totaling $30,000,000.

(E)	Represents the total preliminary estimated direct and incremental transaction costs that will be paid in cash of $4,271,046 prior to, or concurrent with, the Closing. The estimated transaction costs that will be paid in cash include $528,700 Directors and Officers Insurance for Lakeshore, and the remaining for legal counsel, auditor, SEC registration, Trust account, proxy services, and printing fees, etc. An aggregate of $1,748,700 that directly related to Lakeshore are recorded as a reduction of accumulated deficit. An aggregate of $2,522,346 are recorded as a reduction of additional paid-in capital.

(F)	Reflects the repayment and settlement of the principal amount outstanding for Lakeshore’s promissory note payable to its sponsor, RedOne Investment Limited.

(G)	Reflects the repayment and settlement of the principal amount outstanding for Lakeshore’s promissory note payable to a third party.

(H)	Reflects the repayment and settlement of the principal amount outstanding for ProSomnus’s debt under “Revolving Line of Credit” prior to the Closing, assuming the settlement amount is the same as the outstanding amount as of September 30, 2022.

(I)	Reflects the repayment and settlement of the principal amount outstanding for ProSomnus’s debt under “Subordinated Loan and Security Agreement” prior to the Closing, assuming the settlement amount is the same as the outstanding amount as of September 30, 2022.

(J)	Reflects the repayment and settlement of the principal amount outstanding for ProSomnus’s debt under “Commission Settlement” prior to the Closing, assuming the settlement amount is the same as the outstanding amount as of September 30, 2022.

(K)	Reflects the cash repayment of part of “Unsecured Subordinated Promissory Notes” (bridge loan), including accrued interest and kicker fee. The remaining balance of this loan will be converted to ordinary shares of PubCo at $10.00 per share. Please also refer to Note 2 (Q).

(L)	Reflects the cash repayment of part of Secured Subordinated Loan” (bridge loan) prior to the Closing, assuming the settlement amount is the same as the outstanding amount as of September 30, 2022.

(M)	Reflects the repayment and settlement of ProSomnus’s accrued interest prior to the Closing, assuming the repayment amount is the same as the outstanding amount as of September 30, 2022.

(N)	Reflects the settlement of ProSomnus’s warrant liability by converting the outstanding amount of $583,000 as of September 30, 2022 to 58,300 shares of PubCo’s new-issued ordinary shares at $10.00 per share.

(O)	Reflects the issuance of 6,070,171 shares of PubCo’s ordinary shares at $10.00 per share in exchange of ProSomnus’s preferred stocks pursuant to the conversion rate effective immediately prior to the Closing.

(P)	Reflects the issuance of 122,500 shares of PubCo’s ordinary shares as settlement of the debt under “Liability for Subscription Agreement” (bridge loan) at $10.00 per ordinary share of PubCo.

(Q)	Reflects the issuance of 264,615 shares of PubCo’s ordinary shares as settlement of the majority of “Unsecured Subordinated Promissory Notes” (bridge loan) at $10.00 per ordinary share of PubCo. The outstanding amount will initially be converted to ProSomnus’s series A preferred shares at $1,000 per share, and then the Series A Preferred Shares of ProSomnus will then be converted to ordinary shares of PubCo. Please also refer to Note 2 (K).

(R)	Reflects the issuance of 764,489 shares of PubCo’s ordinary shares at $10.00 per share, as settlement of ProSomnus’s debt under “Subordinated Notes”. Based on agreed terms with the lender, a kicker fee ranging 10% – 13% of outstanding amount as penalty of pre-repayment will be paid, and this amount is not adjusted for in the Pro Forma statements.

(S)	Reflects the issuance of 4,019,925 shares of PubCo’s ordinary shares at $10.00 per share in exchange for ProSomnus’s common stock at the Closing. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. The total issuance of PubCo’s new shares for the settlement of ProSomnus’s warrant liability, bridge loan conversion, subordinated notes conversion, preferred stock conversion and common stock conversion will be 11,300,000 shares at $10.00 per share.

(T)	Reflects the issuance of 1,020,000 shares of PubCo’s ordinary shares at $10.00 per share to the new PIPE investors in exchange of an aggregate amount of $10,200,000.

(U)	Reflects the settlement of $1,640,100 underwriters’ commission to Craig-Hallum Capital Group and Roth Capital Partners under the Business Combination Marketing Agreement (BCMA), which accounts for 3% of total proceeds of Lakeshore’s initial public offering, by issuing 164,010 of PubCo’s new shares at $10.00 per share. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This amount is also deemed as general expenses and causes a direct reduction of accumulated deficit. Please refer to Note 2 (HH).

(V)	Reflects the settlement of an aggregate of $6,309,900 underwriters’ commission to underwriters regarding the Business Combination advisory between ProSomnus and Lakeshore, by issuing 630,990 shares of PubCo’s new shares at $10.00 per share. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This amount is deemed as transaction cost and causes a direct reduction of additional paid-in capital. This amount excludes $1,800,000 for debt placement and a total forfeiture of $1,640,010 in exchange of new issuance of 164,010 shares as a source of bonus shares, to be issued to non-redeeming shareholders and new PIPE investors. Please refer to Note 2 (U), (W) ~ (X).

Underwriters' Shares	No. Of Shares
Commission under Business Combination Marketing Agreement	164,100
M&A advisory	375,000
Debt placement	180,000
Craig-Hallum Capital Group and Roth Capital Partners - Subtotal	719,100
Gordon Pointe Capital	120,000
Solomon Partners	150,000
Moelis & Company	150,000
Total forfeiture	(164,010)
Total	975,090

(W)	Reflects the settlement of $1,800,000 commission to Craig-Hallum Capital Group and Roth Capital Partners for Senior and Junior convertible notes placement agent by issuing 180,000 of PubCo’s new shares at $10.00 per share, in the case that the full amount of Senior and Junior notes are placed by placement agent. Up to 90,000 shares would be issued to Cohanzick Management LLC based on the amount of Junior notes backstopped by it. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This amount is also deemed as a reduction of net debt under Senior and Junior convertible notes and will be amortized period by period before maturity.

(X)	Reflects the issuance of 164,010 shares of PubCo’s new shares in order to retain public shareholders not redeeming their shares or attract new PIPE investments. This amount represents the forfeiture of $1,640,010 by underwriters and debt placement agents. The issuing price is deemed as $10.00 per share and the amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This total amount of $1,640,010 is also deemed as transaction cost and causes a direct reduction of additional paid-in capital.

(Y)	Reflects the issuance of 57,740 shares at $10.00 per share, which are issued to a variety of shareholders prior the closing of Business Combination in order to meet the “300 round lot” requirement.

(Z)	Reflects the settlement of $2,500,000 commission to Junior convertible notes purchaser by issuing 250,000 of PubCo’s new shares at $10.00 per share. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This amount is also deemed as a reduction of net debt under Junior convertible notes and will be amortized period by period before maturity.

(A-A) Reflects the settlement of $500,000 commission to Cohanzick Management LLC together with the issuing of Senior convertible notes, by issuing 50,000 of PubCo’s new shares at $10.00 per share. The amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This amount is also deemed as a deduction of net debt under Senior convertible notes, and will be amortized period by period before maturity.

(A-B) Reflects the issuance of 1,881,015 warrants as a commission under Senior and Junior convertible notes. These warrants are valued at $4,194,664 in total, and are booked as permanent equity in additional paid-in capital. 166,665 warrants for Senior notes are based on 10% coverage to its face value; 1,714,350 warrants for Junior notes are based on 100% coverage to its face value. There warrants are valued at $2.23 per warrant, with $11.50 strike price, 5 years to maturity and assuming 25% annual volatility. $371,663 and $3,823,001 are deducted from net debt under Senior and Junior convertible notes respectively, and will be amortized period by period before their maturities. Please refer to Note 2 (FF).

(A-C) Reflects the issuance of 373,175 PubCo’s new shares in order to retain public shareholders not redeeming their shares or attract new PIPE investments. The issuing price is deemed as $10.00 per share and the amount is allocated to ordinary shares at $0.0001 per share and the rest to additional paid-in capital. This total amount of $3,731,750 is also deemed as transaction cost and causes a direct reduction of additional paid-in capital. The total number of shares that can be issued will match the number of transferred founder shares, which is up to 574,035 shares, and 200,860 shares are not determined by the date hereof.

(A-D) Reflects the issuance of 300,685 PubCo’s warrants for compensating founder share transfers. These warrants are identical to Lakeshore’s public and private warrants, with $11.50 strike price, 5 years to maturity and redeemable at $18.00. They are valued at $1.81 each and $544,240 in total, and booked as permanent equity in additional paid-in capital. This total amount of $544,240 is also deemed a transaction cost and causes a direct reduction of additional paid-in capital.

(A-E) Reflects the elimination of Lakeshore’s historical retained earnings.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2021

The adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 are as follows:

(AA) Reflects the elimination of interest expense on ProSomnus’s debts that are repaid and settled as if the Business Combination closed, and the indebtedness was settled, on January 1, 2021, as described in adjustment note 2 (H)~(M) and (P)~(R).

(BB) Reflects the elimination of the change in fair value of ProSomnus’s warrant liability that is converted to PubCo’s ordinary shares prior to the Closing as described in adjustment note 2 (N).

(CC) Represents the elimination of investment income related to the investments held in the Lakeshore Trust Account.

(DD) Represents the increase in interest expense for Senior convertible notes as if the notes were executed on January 1, 2021. This amount is calculated as face value multiplied by Senior notes interest rate of 9% per annum, and will be paid monthly in cash.

(EE) Represents the increase in interest expense for Junior convertible notes as if the notes were executed on January 1, 2021. This amount is calculated as face value multiplied by Junior notes interest rate of Prime rate + 9% per annum, and the prevailing Prime rate applied is 4%. This amount will be settled in stock period by period, and the weighted average shares outstanding will also increase accordingly.

(FF) Represents the increase in interest expense for the amortization of the difference between face amount and net amount of Senior and junior convertible notes, as if the notes were executed on January 1, 2021. The face amount of Senior notes is $16,666,500; the net amount of Senior notes before the deduction of transaction costs is $15,000,000; transaction costs for Senior convertible totaled $1,771,663; and the resulting difference of $3,438,163 will be amortized during 36 months of its maturity. The face amount of Junior notes is $17,143,500; the net amount of Junior notes before deduction of transaction costs is $15,000,000; transaction costs for Junior convertible totaled $7,223,001; and the resulting difference of $9,366,501 will be amortized during 40 months of its maturity. Please refer to Note 2 (D), (X), (Z) and (A-A). In addition, if the net cash to the balance sheet after pay down of debt, fees & expenses is below $30,000,000, the discount calculated based on net proceed relative to face amount (OID adjustment) of Senior and Junior notes will increase by 0.1666667% per $1,000,000 of cash gap, but the increase shall not exceed 2.0% in the aggregate. Under such circumstances, the face value of Senior and Junior notes will increase, and the warrants that will be issued and interest of each period will increase as a result. This effect is not adjusted in the Pro Forma statements.

(GG) Represents the increase in the weighted average shares in connection with the issuance for the following transactions, which are weighted as if they had been issued for the entire period:

Up-to-Date
Scenario
Increase of ordinary shares	No. of shares
Non-redeeming public shareholders and new equity investors	2,073,781
Former ProSomnus shareholders	11,300,000
Shares issued to underwriters and debt placement agents	975,000
Cohanzick Management, LLC (for senior notes backstopping)	50,000
Bonus shares for Junior Notes buyers	250,000
Total	14,648,781

(HH) Represents the increase in general expenses caused by (1) transaction costs to be paid in cash that directly related to Lakeshore, which amount to $1,748,700; and (2) the settlement of $1,640,100 underwriters’ commission to Craig-Hallum Capital Group and Roth Capital Partners under the Business Combination Marketing Agreement. Please refer to Note 2 (E) and (U).

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine months Ended September 30, 2022

The adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended September 30, 2022 are as follows:

(AA) Reflects the elimination of interest expense on ProSomnus’s debts that are repaid and settled as if the Business Combination closed, and the indebtedness was settled, on January 1, 2021. Refer to adjustment note 2 (H)~(M) and (P)~(R).

(BB) Reflects the elimination of Change in fair value of ProSomnus’s of warrant liability that are converted to PubCo’s ordinary shares prior to the Closing as described in adjustment note 2 (N).

(CC) Represents the elimination of investment income related to the investments held in the Lakeshore Trust Account.

(DD) Represents the increase in interest expense for Senior convertible notes as if the notes were executed on January 1, 2021. This amount is calculated as face value multiplied by Senior notes interest rate of 9% per annum, and will be paid monthly in cash.

(EE) Represents the increase in interest expense for Junior convertible notes as if the notes were executed on January 1, 2021. This amount is calculated as face value multiplied by Junior notes interest rate of Prime rate +9% per annum, and the prevailing Prime rate applied is 4%. This amount will be settled in stock period by period, and the weighted average shares outstanding will also increase accordingly.

(FF) Represents the increase in interest expense for amortization of difference between face amount and net amount of Senior and junior convertible notes as if the notes were executed on January 1, 2021. The face amount of Senior notes is $16,666,500; the net amount of Senior convertible notes before deduction of transaction costs is $15,000,000; transaction costs for Senior convertible totaled $1,771,663; and the resulting difference of $3,438,163 will be amortized during 36 months of its maturity. The face amount of Junior notes is $17,143,500; the net amount of Junior convertible notes before deduction of transaction costs is $15,000,000; transaction costs for Junior convertible totaled $7,223,001; and the resulting difference of $9,366,501 will be amortized during 40 months of its maturity. Please refer to Note 2 (D), (X), (Z) and (A-A). In addition, if the net cash to the balance sheet after pay down of debt, fees & expenses is below $30,000,000, the discount calculated based on net proceed relative to face amount (OID adjustment) of Senior notes will increase by 0.1666667% per $1,000,000 of cash gap, but the increase shall not exceed 2.0% in the aggregate. Under such circumstances, the face value of Senior and Junior notes will increase, and the warrants that will be issued and interest of each period will increase as a result. This effect is not adjusted in the Pro Forma statements.

(GG) Represents the increase in the weighted average shares in connection with the issuance for the following transactions, which are weighted as if they had been issued for the entire period:

Up-to-Date
Scenario
Increase of ordinary shares	No. of shares
Non-redeeming public shareholders and new equity investors	2,073,781
Former ProSomnus shareholders	11,300,000
Shares issued to underwriters and debt placement agents	975,000
Cohanzick Management, LLC (for senior notes backstopping)	50,000
Bonus shares for Junior Notes buyers	250,000
Total	14,648,781

3. Net Loss per Share

Net loss per share is calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination and other related events, assuming such additional shares were outstanding since January 1, 2021. As the Business Combination is being reflected as if it had occurred as of January 1, 2021, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes the shares issued in connection with the Business Combination have been outstanding for the entire periods presented.

Following the Closing, the Eligible ProSomnus Equity holders will have the right to receive up to 3,000,000 Earn-out Shares, issuable upon the occurrence of the Earn-out Triggering Event during the Earn-out Period. Because the Earn-out Shares are contingently issuable based upon PubCo reaching specified thresholds that have not been achieved, the Earn-out Shares have been excluded from basic and diluted pro forma net loss per share.

The unaudited pro forma condensed combined financial information has been prepared solely assuming the most likely scenario (Up-to-Date scenario) based on the latest information on the agreements among parties regarding non-redeeming public shares and PIPE investment, etc.:

•	Non-redeeming shareholders will retain an aggregate of 458,856 shares, and receive an aggregate of 340,085 bonus shares;

•	New PIPE investors will receive 1,020,000 shares at $10.00 per share, and receive an aggregate of 771,135 bonus shares;

•	574,035 founder shares will be transferred to non-redeeming shareholders and new PIPE investors, as a source of bonus shares.

•	Underwriters and convertible notes placement agents will totally forfeit $1,640,010 of compensation in exchange of new issuance of 164,010 shares as a source of bonus shares, to be issued to non-redeeming shareholders and new PIPE investors.

•	Source of bonus shares also include new issuance of shares up to 574,035 shares. Based on latest information, an aggregate of 373,175 shares will be issued (and remaining 200,860 shares are not determined by the date hereof).

	Up-to-Date
	Scenario
	Year Ended	Nine months Ended
	December 31, 2021	September 30, 2022
Pro forma net loss	$(14,251,229)	$(11,068,672)
Weighted average shares outstanding – basic and diluted	16,208,868	16,583,647
Net loss per share – basic and diluted	$(0.88)	$(0.67)
Weighted average shares outstanding – basic and diluted
Non-redeeming public shareholders	798,941	798,941
New PIPE investors	1,791,135	1,791,135
New shares for 300 round lot requirement	57,740	57,740
Sponsor shares and private shares holders	874,619	1,054,390
Former ProSomnus shareholders	11,300,000	11,300,000
Shares issued to underwriters and debt placement agents	975,000	975,000
Cohanzick Management, LLC (for senior notes backstopping)	50,000	50,000
Bonus shares for Junior Notes buyers	250,000	250,000
New shares for Junior Notes' interests	111,433	306,441
Total	16,208,868	16,583,647